Exhibit 99.1

Community Bancorp.
March 31, 2005
Quarterly Report

Dear Shareholders and Friends,

As the attached financial statements show, although Community Bancorp.'s net income is lower this year, we are please to see that net before taxes is higher. During the first quarter of 2004 the Company had an extraordinary tax credit of $116,540 as the result of the sale of our inactive franchise in New Hampshire, thereby contributing to these results.

In other news, our new operations center is well underway under the watchful eye of our architect, Black River Design and our construction manager, Kingdom Construction. We still anticipate completion late fall.

Our annual shareholders meeting will be held at the Elks Club in Derby on May 10, 2005, beginning at 5:30 p.m. We hope to see many of our shareholders there.

/c/Richard C. White

Richard C. White

Chairman and CEO

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Balance Sheets
	March 31	December 31	March 31
	2005	2004	2004
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$7,743,945	$8,390,806	$6,177,127
Federal funds sold and overnight deposits	0	0	837,195

Total cash and cash equivalents	7,743,945	8,390,806	7,014,322
Securities held-to-maturity (fair value $33,514,777 at 03/31/05,
$31,587,658 at 12/31/04 and $46,777,741 at 03/31/04)	33,514,777	31,579,178	46,660,330
Securities available-for-sale	47,690,222	51,150,344	56,271,253
Restricted equity securities, at cost	2,688,850	2,315,450	1,356,850
Loans held-for-sale	895,875	1,833,397	1,514,749
Loans	228,801,112	227,799,788	203,231,694
Allowance for loan losses	(2,163,445)	(2,153,372)	(2,214,110)
Unearned net loan fees	(709,729)	(763,774)	(771,451)

Net loans	225,927,938	224,882,642	200,246,133
Bank premises and equipment, net	8,512,366	8,057,120	7,848,988
Accrued interest receivable	1,890,800	1,652,827	1,977,888
Other real estate owned, net	10,000	82,800	116,164
Other assets	4,748,084	4,891,930	3,999,741

Total assets	$333,622,857	$334,836,494	$327,006,418

Liabilities and Shareholders' Equity
Liabilities
Deposits:
Demand, non-interest bearing	$41,737,763	$42,725,604	$35,547,606
NOW and money market accounts	87,579,159	94,502,798	93,461,043
Savings	47,626,726	47,288,161	44,056,294
Time deposits, $100,000 and over	22,536,282	21,804,521	22,744,824
Other time deposits	75,337,328	76,284,787	78,864,724

Total deposits	274,817,258	282,605,871	274,674,491

Federal funds purchased and other borrowed funds	14,764,000	6,407,000	10,040,000
Repurchase agreements	14,157,457	14,907,518	11,403,189
Accrued interest and other liabilities	1,802,259	2,872,659	3,275,466

Total liabilities	305,540,974	306,793,048	299,393,146

Shareholders' Equity
Common stock - $2.50 par value; 6,000,000 shares authorized
and 4,050,235 shares issued at 03/31/05, 4,037,548 shares
issued at 12/31/04 and 3,984,906 shares issued at 03/31/04	10,125,586	10,093,871	9,962,264
Additional paid-in capital	17,961,410	17,778,605	17,040,665
Retained earnings	2,853,526	2,776,011	2,089,837
Accumulated other comprehensive income	(422,244)	(168,679)	750,006
Less: treasury stock, at cost; 198,446 shares at 03/31/05, 198,444
shares at 12/31/04, and 185,641 shares at 03/31/04	(2,436,395)	(2,436,362)	(2,229,500)

Total shareholders' equity	28,081,883	28,043,446	27,613,272

Total liabilities and shareholders' equity	$333,622,857	$334,836,494	$327,006,418

The accompanying notes are an integral part of these consolidated financial statements.

COMMUNITY BANCORP. AND SUBSIDIARY
Consolidated Statements of Income
( Unaudited )

For The First Quarter Ended March 31,	2005	2004

Interest income
Interest and fees on loans	$3,693,361	$3,313,602
Interest on debt securities
Taxable	409,849	593,139
Tax-exempt	225,464	240,814
Dividends	26,201	8,616
Interest on federal funds sold and overnight deposits	2,288	4,930

Total interest income	4,357,163	4,161,101

Interest expense
Interest on deposits	1,037,048	1,152,335
Interest on federal funds purchased and other borrowed funds	109,004	73,330
Interest on repurchase agreements	33,834	30,155

Total interest expense	1,179,886	1,255,820

Net interest income	3,177,277	2,905,281
Provision for loan losses	37,500	51,000

Net interest income after provision	3,139,777	2,854,281

Non-interest income
Service fees	285,554	246,966
Security gains	0	0
Other income	409,035	416,243

Total non-interest income	694,589	663,209

Non-interest expense
Salaries and wages	1,138,471	1,030,757
Pension and other employee benefits	404,664	376,867
Occupancy expenses, net	513,907	494,420
Other expenses	894,773	838,394

Total non-interest expense	2,951,815	2,740,438

Income before income taxes	882,551	777,052
Applicable income taxes	152,410	13,210

Net Income	$730,141	$763,842

Earnings per share on weighted average	$0.19	$0.20

Weighted average number of common shares
used in computing earnings per share	3,843,344	3,800,686

Dividends declared per share	$0.17	$0.17

Book value per share on shares outstanding at March 31,	$7.29	$7.27

Board of Directors

Community Bancorp. and Community National Bank

Thomas E. Adams, President, NPC Realty, Inc.
Jacques R. Couture, Dairy Farmer
Elwood G. Duckless, Past President, Newport Electric Co.
Michael H. Dunn, Book Dealer
Rosemary M. Lalime, Principal Broker and Owner, All Seasons Realty
Marcel M. Locke, Proprietor, Parkview Garage
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Anne T. Moore, Principal Broker, The Taylor Moore Agency
Dale Wells, President, Dale Wells Building Contractor, Inc.
Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank

Executive Officers

Community Bancorp. and Community National Bank

Richard C. White, Chairman and Chief Executive Officer, Community Bancorp. and Community National Bank
Stephen P. Marsh, President and Chief Operating Officer, Community Bancorp. and Community National Bank
Alan A. Wing, Vice President, Community Bancorp.; Executive Vice President, Community National Bank

Other Officers

Community National Bank

Kathryn M. Austin, Senior Vice President, Retail Banking
Patricia F. Blackmore, Internal Auditor
Jeanne L. Bonnell, Community Circle Director
Louise M. Bonvechio, Vice President and Cashier
Wanda J. Boomer, Vice President, Consumer Lending
Lorraine M. Brislin, Assistant Vice President and Central Vermont Offices Manager
Timothy B. Bronson, Vice President and Loan Officer
Craig D. Buchanan, Loan Officer
Christianne J. Bumps, Corporate Secretary, Community Bancorp. and Community National Bank
Theresa P. Carpenter, Loan Underwriting Officer
Hope K. Colburn, Vice President and Barton Office Manager
Bonnie J. Currier, Vice President and Residential Mortgage Loan Officer
R. Stephen Gurin, Jr., Regional Vice President, Central Vermont
Joanne M. Guyette, Loan Officer
Richard L. Isabelle, Regional Vice President, Caledonia County
Donna L. Kennison, Loan Officer and Troy Office Manager
Cindy L. LaGue, Derby and Derby Line Office Manager
Rosemary M. Lalime, Vice President
France B. Lambert, Vice President, Information Technology Applications
Carmi M. Marsh, Vice President, Municipal Services
Terrie L. McQuillen, Senior Vice President, Loan Administration
Theresa B. Morin, Vice President, Security and Special Asset Administration
Candace A. Patenaude, Assistant Cashier
Mary Jo Rigby, Loan Officer and Island Pond Office Manager
Tracy D. Roberts, Marketing Director
Thomas E. Robinson, Vice President and Loan Officer
Thomas R. Zuppe, Vice President, Information Technology

Advisory Boards

Island Pond Advisory Board
Theodore J. Firestine, Roy Frizzell, Craig Goulet, Dale R. Lamere
Barton Advisory Board
John F. Brown, Rene Desmarais, Alicia Marcotte, Daniel Roy, John C. Ruggles, Fernand J. Tanguay
Troy Advisory Board
Roland Denton, Roland Laliberty, Gary R. Taylor, Nancy Warner
St. Johnsbury Advisory Board
Ernest Begin, Aminta K. Conant, Robert Ide, Richard Lawrence, Bernier Mayo, Peter Murphy, Paul Wheeler
Central Vermont Advisory Board
Jeff Blow, Carol Ellison, Cornelius Hogan, Francis McFaun Dorothy Mitchell, Candy Moot, Gus Seelig

Community Bancorp.
4811 US Route 5, PO Box 259, Derby, Vermont 05829
(802) 334-7915

Community National Bank Office Locations

Derby
4811 US Route 5, Derby, VT 05829 (802) 334-7915
derby@communitynationalbank.com

Barre
316 North Main Street, Barre, VT 05641 (802) 476-6565
barre@communitynationalbank.com

Barton
103 Church Street, Barton, Vermont 05822 (802) 525-3524
barton@communitynationalbank.com

Derby Line
69 Main Street, Derby Line, VT 05830 (802) 873-3101
derbyline@communitynationalbank.com

Island Pond
23 US Route 105, Island Pond, Vermont 05846 (802) 723-4356
islandpond@communitynationalbank.com

Montpelier
95 State Street, Montpelier, Vermont 05601 (802) 223-0598
montpelier@communitynationalbank.com

Newport
100 Main Street, Newport, Vermont 05855 (802) 334-7915
newport@communitynationalbank.com

St. Johnsbury
Price Chopper Building, 857 Memorial Drive, St. Johnsbury,
Vermont 05819 (802) 748-3605 or 1-800-327-3605
stjohnsbury@communitynationalbank.com

Troy
4245 US Route 101, Troy, Vermont 05868 (802) 744-2287
troy@communitynationalbank.com

e-mail: cnb@communitynationalbank.com

www.communitynationalbank.com

ATM service available at all locations